EXHIBIT 99.4

                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

     This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of March 8, 2000, between German American Capital Corporation as seller (the "Seller") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

     Subject to the terms and conditions hereof, the Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

     The Equity Inns Mortgage Loans identified as loan numbers 22102 and 22103 on the Mortgage Loan Schedule (collectively, the "Participation Loan"), which are two of the Mortgage Loans identified on the Mortgage Loan Schedule, are subject to a participation agreement (the "Participation Agreement") and represented by a 50% participating interest (the "Participation Interest") created under the Participation Agreement.

     It is expected that the Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans, to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc. and Fitch IBCA Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of March 1, 2000 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer"), LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and ABN AMRO Bank N.V., as fiscal agent (in such capacity, the "Fiscal Agent"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

     The Purchaser intends to sell the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class X Certificates to Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the Class G and Class H Certificates to Deutsche Bank Securities Inc. and the Class J, Class K, Class L, Class M, Class N and Class O Certificates to Commercial Asset Trading, Inc. (in such capacity, each an "Initial Purchaser") pursuant to two certificate purchase agreements, each dated the date hereof (the "Certificate Purchase Agreements"). The Purchaser intends to sell the Class R-I, Class R-II and Class R-III

Certificates to First Union National Bank (in such capacity, an "Initial Purchaser"). The Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1. Agreement to Purchase.

     Subject to the terms and conditions hereof, the Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on March 8, 2000 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage Loan is the Due Date for such Mortgage Loan in March, 2000. As of the close of business on their respective Cut-off Dates (which Cut-off Dates may occur after the Closing Date), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $177,880,603.52, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be calculated and paid pursuant to the Mortgage Loan Purchase Agreement dated September 29, 1999 between the Seller, as purchaser, and the Purchaser, as seller, and the Mortgage Loan Purchase Agreement dated December 23, 1999 between the Seller, as purchaser, and the Purchaser, as seller.

SECTION 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt by the Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Seller.

     (b) In connection with the Seller's assignment pursuant to subsection (a) above, the Seller hereby agrees that, at least five (5) Business Days before the Closing Date, it shall have delivered to and deposited with the Trustee, the Mortgage File (as described on Exhibit B hereto) for each Mortgage Loan so assigned to the extent that such Mortgage File was delivered to the Seller by GMAC Commercial Mortgage Corporation. Notwithstanding the foregoing, the Mortgage File for the Participation Loan will consist solely of an original executed counterpart of the Participation Agreement. On the Closing Date, upon notification from the Seller that the purchase price referred to in Section 1 (exclusive of any applicable holdback for transaction expenses) has been received by the Seller, the Trustee shall be authorized to release to the Purchaser or its designee all of the Mortgage Files in the Trustee's possession relating to the Mortgage Loans.

     (c) All documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B (all such other documents and records, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date. If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller shall deliver a copy of the related Servicing File to the Master Servicer.

     (d) The Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale.

SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

     The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

SECTION 4. Representations, Warranties and Covenants of the Seller.

     (a) Reserved.

     (b) The Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

          (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland, and is in compliance with the laws of each State to the extent necessary to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement.

          (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller from entering into this Agreement or materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the consummation of any of the other transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser, the party discovering such breach shall give prompt written notice to the other party hereto.



SECTION 5. Representations, Warranties and Covenants of the Purchaser.

     (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

          (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement.

          (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

     (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 6. Reserved.

SECTION 7. Closing.

     The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 at 10:00 a.m., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Seller and the Purchaser specified herein shall be true and correct as of the Closing Date;

          (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

          (iv) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

          (v) The Underwriting Agreement shall not have been terminated in accordance with its terms.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

SECTION 8. Closing Documents.

     The Closing Documents shall consist of the following:

          (i) this Agreement duly executed and delivered by the Purchaser and the Seller;

          (ii) an Officer's Certificate substantially in the form of Exhibit C-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser, each Underwriter and each Initial Purchaser may rely, attaching thereto as exhibits the organizational documents of the Seller;

          (iii) a certificate of good standing regarding the Seller from the Secretary of State for the State of Maryland, dated not earlier than 30 days prior to the Closing Date;

          (iv) a certificate of the Seller substantially in the form of Exhibit C-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, each Underwriter and each Initial Purchaser may rely;

          (v) a written opinion of counsel for the Seller, substantially in the form of Exhibit C-3 hereto and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, each Underwriter and each Initial Purchaser;

          (vi) to the extent required by any of the Rating Agencies, a written opinion of counsel for the Purchaser regarding the characterization of the transfer of the Mortgage Loans to the Purchaser as a "true sale", subject to such reasonable assumptions and qualifications as may be requested by counsel for the Purchaser, dated the Closing Date and addressed to the Rating Agencies, the Purchaser, each Underwriter and the Trustee;

          (vii) the Supplemental Agreement, dated as of the date hereof, between GMAC Commercial Mortgage Corporation ("GMACCM") and the Seller (the "Supplemental Agreement"), duly executed and delivered by GMACCM and the Seller; and

          (viii) such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 9. Reserved.


SECTION 10. Assignment of Supplemental Agreement.

     In connection with the transfer of the Mortgage Loans hereunder, the Seller hereby assigns to the Purchaser all of the Seller's right, title and interest in and to the Supplemental Agreement.

SECTION 11. Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to German American Capital Corporation, at 31 West 52nd Street, New York, NY

10019, Attention: Greg Hartch, facsimile no. (212) 469-4579, or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

SECTION 12. Reserved.

SECTION 13. Representations, Warranties and Agreements to Survive Delivery.

     All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

SECTION 14. Severability of Provisions.

     Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 15. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


SECTION 16. GOVERNING LAW.

     THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 17. Further Assurances.

     The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 18. Successors and Assigns.

     The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns.

SECTION 19. Amendments.

        No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

SECTION 20. Amendment to Hedge Agreements.

     (a) The Hedge Agreement (the " September Hedge Agreement"), dated as of September 29, 1999, by and between Seller, as owner, and Purchaser, is amended so that the references in the September Hedge Agreement to the dates November 23, 1999 and March 15, 2000 in each of (i) Section 4.1(a)(iv); (ii) Section 4.2;
(iii) the first sentence of Exhibit D to the Hedge  Agreement;  and (iv) Section
(a)(2) of Exhibit D to the Hedge Agreement are amended to read in each case (x) March 16, 2000 with respect to those Mortgage Loans indentified on Exhibit A hereto that are subject to the September Hedge Agreement and (y) June 30, 2000 with respect to those Mortgage Loans (as defined in the September Hedge Agreement) indentified on Exhibit D hereto that are subject to the September Hedge Agreement. The Hedge Agreement (the "December Hedge Agreement" and, together with the September Hedge Agreement, the "Hedge Agreements"), dated as of December 23, 1999, by and between Seller, as owner, and Purchaser is amended so that the references in the December Hedge Agreement to the date March 15, 2000 in each of (i) Section 4.1(a)(iv); (ii) Section 4.2; (iii) the first sentence of Exhibit D to the Hedge Agreement; and (iv) Section (a)(2) of Exhibit D to the Hedge Agreement are amended to read in each case (x) March 16, 2000 with respect to those Mortgage Loans indentified on Exhibit A hereto that are subject to the December Hedge Agreement and (y) June 30, 2000 with respect to those Mortgage Loans (as defined in the December Hedge Agreement) indentified on Exhibit D hereto that are subject to the December Hedge Agreement.

     (b) GMAC Commercial Holdings Corp. affirms the amendments listed in Section 20(a) above as they relate to the Guarantee given in conjunction with the Hedge Agreements.

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                       GERMAN AMERICAN CAPITAL CORPORATION


                                       By: /s/ Gregory B. Hartch
                                          --------------------------------------
                                       Name:   Gregory B. Hartch
                                       Title:  Authorized Signatory

                                       By: /s/ Eric M. Schwartz
                                          --------------------------------------
                                       Name:   Eric M. Schwartz
                                       Title:  Vice President


           .                           GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

                                       By: /s/ David Lazarus
                                          --------------------------------------
                                       Name:   David Lazarus
                                       Title:  Vice President

Acknowledged and Agreed
with respect to Section 10:


GMAC COMMERCIAL MORTGAGE CORPORATION


By:   /s/David Lazarus
   ---------------------------------
Name:    David Lazarus
Title:   Vice President

Acknowledged and Agreed
with respect to Section 20:


GMAC COMMERCIAL HOLDING CORP.

By:   /s/David Lazarus
   ---------------------------------
Name:    David Lazarus
Title:   Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

GMACCM - Deutsche Bank Repurchase Facility


Loan
Number               Name                                              Address
  19810              The Point at Saranac Lake                         HCR #1, Box 65, Beaverwood Road
  20220              Today's Man Retail Building                       1528 Chestnut Street
  21708              Henderson Commons                                 2720-3010 Henderson Ave.; 5103 Miller St.; 5107-5113 Willis
  22102              Equity Inns - AmeriSuites (Indianapolis)          9104 Keystone Crossing
  22103              Equity Inns Portfolio                             Various
22103-A              Equity Inns - AmeriSuites (Overland Park)         6801 West 112th Street
22103-B              Equity Inns - AmeriSuites (Columbus)              7490 Vantage Drive
22103-C              Equity Inns - AmeriSuites (Memphis)               7905 Giacosa Place
22103-D              Equity Inns - AmeriSuites (Glen Allen)            4100 Cox Road
22103-E              Equity Inns - Hampton Inn (Overland Park)         10591 East Metcalf Frontage Road
22103-F              Equity Inns - Hampton Inn (Kansas City)           11212 North Newark Circle
22103-G              Equity Inns - Hampton Inn (Memphis)               5320 Poplar Avenue
22103-H              Equity Inns - Hampton Inn (Richardson)            1577 Gateway Boulevard
22103-I              Equity Inns - Hampton Inn (Morgantown)            1053 Van Voorhis Road
22103-J              Equity Inns - Homewood Suites (Phoenix)           2001 East Highland Avenue
22103-K              Equity Inns - Homewood Suites (Sharonville)       2670 East Kemper Road
22103-L              Equity Inns - Homewood Suites (San Antonio)       4323 Spectrum One
22103-M              Equity Inns - Residence Inn (Tucson)              6477 East Speedway Boulevard
22103-N              Equity Inns - Residence Inn (Eagan)               3040 Eagandale Place
22103-O              Equity Inns - Residence Inn (Tinton Falls)        90 Park Road
22103-P              Equity Inns - Residence Inn (Portland)            1710 Northeast Multnomah Street
22103-Q              Equity Inns - Hampton Inn (Northville)            20600 Haggerty Road
22103-R              Equity Inns - Residence Inn (Princeton)           4225 Route 1
  22283              North Batavia Business Center                     1401-1415 North Batavia Street
  22709              Newport Center Medical Building II                1401 Avocado Avenue
  22759              Toluca Terrace Apartments                         333 North Screenland Drive
  22829              Highland Office Building                          2211 East Highland Avenue
  23118              Pin Oaks & Bur Oaks Apartments                    Various
23118-A              Pin Oaks Apartments                               216 & 224 South Kellogg Avenue
23118-B              Bur Oak Apartments                                219 South Sherman Avenue
  23155              Four Expressway Plaza                             4 Expressway Plaza
  23273              Building 100 (Main Street NoviProject)            42705 Grand River Avenue
  23311              Broad Street Medical Building                     1701-03 S. Broad Street
  23439              Citation Club on Palmer Ranch                     4110 Winners Circle
  23523              Hampton Park Retail Center                        17-31 Hampton Park Road
  23625              Blue Bell West & Plymouth Crossing                Various
23625-A              Blue Bell West                                    653 Skippack Pike
23625-B              Plymouth Crossing                                 4130 Butler Pike
  23628              Vista Place Shopping Center                       1830, 1850, 1876 Hacienda Drive
  23666              Nisky Center & Vitraco                            Various
23666-A              Nisky Center                                      Parcels 45 - A and 45 - B Estate Nisky No. 6
23666-B              Vitraco Mall                                      Parcels 3, 7 & 8 Estate Thomas, Kings Quarter
  23725              Newport Medical Center Building I                 400 Newport Center Drive
  23875              Northland Gardens Apartments                      2950 North Clifford Street
  24057              Sentinel Pointe Apartments                        1235 East Mulberry Avenue
  24108              JW Floor Coverings Building                       9881 Carroll Centre Road
  24140              Singing Oaks Apartments                           307 North Loop 288
  24200              DeKalb Corner Office Center                       3469 Lawrenceville Highway
  24307              Medina & Massillon Villas                         Various
24307-A              Golden Villas of Medina                           800 Nottingham Drive
24307-B              Golden Villas of Massillon                        1602 1st Street, NE
  24573              Galyan's-Richfield                                1700 West 78th Street
  24681              For Eyes-Valley View                              4757 Valley View Boulevard
  24788              For Eyes Optical-Snellville & Humble              Various
24788-A              For Eyes Shopping Center - Snellville             2055 Scenic Highway
24788-B              Men's Wearhouse Retail Store                      20125 Highway 59 North



Loan                                                                                    Interest Rate           Original
Number               City                         State                    Zip          Rate     Type           Balance
  19810              Saranac Lake                 New York                   12983      9.125    Fixed           3,400,000.00
  20220              Philadelphia                 Pennsylvania               19102      8.480    Fixed           2,800,000.00
  21708              Dallas                       Texas                      75206      8.600    Fixed           2,740,000.00
  22102              Indianapolis                 Indiana                    46240      8.370    Fixed           1,920,000.00
  22103              Various                      Various                  Various      8.370    Fixed          46,590,000.00
22103-A              Overland Park                Kansas                     66211
22103-B              Columbus                     Ohio                       43235
22103-C              Memphis                      Tennessee                  38133
22103-D              Glen Allen                   Virginia                   23060
22103-E              Overland Park                Kansas                     66212
22103-F              Kansas City                  Missouri                   64153
22103-G              Memphis                      Tennessee                  38119
22103-H              Richardson                   Texas                      75080
22103-I              Morgantown                   West Virginia              26505
22103-J              Phoenix                      Arizona                    85026
22103-K              Sharonville                  Ohio                       45241
22103-L              San Antonio                  Texas                      78230
22103-M              Tucson                       Arizona                    85710
22103-N              Eagan                        Minnesota                  55121
22103-O              Tinton Falls                 New Jersey                  7724
22103-P              Portland                     Oregon                     97232
22103-Q              Northville                   Michigan                   48167
22103-R              Princeton                    New Jersey                  8543
  22283              Orange                       California                 92867      8.480    Fixed           6,350,000.00
  22709              Newport Beach                California                 92660      8.680    Fixed          11,200,000.00
  22759              Burbank                      California                 91505      7.740    Fixed           5,400,000.00
  22829              Phoenix                      Arizona                    85016      8.530    Fixed           1,100,000.00
  23118              Various                      Various                  Various      7.830    Fixed           1,625,000.00
23118-A              Ames                         Iowa                       50010
23118-B              Ames                         Iowa                       50010
  23155              Roslyn Heights               New York                   11577      8.400    Fixed           3,525,000.00
  23273              Novi                         Michigan                   48375      8.470    Fixed           4,440,000.00
  23311              Philadelphia                 Pennsylvania               19148      8.380    Fixed           2,014,000.00
  23439              Sarasota                     Florida                    34238      7.796    Fixed          17,050,000.00
  23523              Capital Heights              Maryland                   20743      8.910    Fixed             950,000.00
  23625              Various                      Various                  Various      8.410    Fixed          10,280,000.00
23625-A              Whitpain Township            Pennsylvania               19422
23625-B              Whitemarsh Township          Pennsylvania               19462
  23628              Vista                        California                 92083      8.690    Fixed           1,500,000.00
  23666              Various                      Various                  Various      9.010    Fixed          12,000,000.00
23666-A              St Thomas, U.S.              Virgin Islands               802
23666-B              St Thomas, U.S.              Virgin Islands               802
  23725              Newport Beach                California                 92660      8.680    Fixed           8,300,000.00
  23875              Las Vegas                    Nevada                     89115      8.290    Fixed           6,470,000.00
  24057              San Antonio                  Texas                      78209      7.630    Fixed           2,150,000.00
  24108              San Diego                    California                 92126      8.630    Fixed           1,680,000.00
  24140              Denton                       Texas                      76201      7.875    Fixed           2,500,000.00
  24200              Tucker                       Georgia                    30084      8.620    Fixed           1,150,000.00
  24307              Various                      Various                  Various      7.910    Fixed           8,450,000.00
24307-A              Medina                       Ohio                       44256
24307-B              Massillon                    Ohio                       44646
  24573              Richfield                    Minnesota                  55423      8.748    Fixed           9,300,000.00
  24681              Roanoke                      Virginia                   24012      9.030    Fixed           1,480,000.00
  24788              Various                      Various                  Various      8.930    Fixed           2,220,000.00
24788-A              Snellville                   Georgia                    30078
24788-B              Humble                       Texas                      77338



               Cut-Off                                                   Anticipated        Day                           Credit
Loan           Date                  Remaining        Maturity           Repayment          Payment   Monthly      ARD    Lease
Number         Balance               Term             Date               Date               Due       Payment      Loan   Loan
  19810         3,393,423.22              118          1/1/25             1/1/10               1       29,133.67   Yes    No
  20220         2,783,301.77              114         9/10/09                                 10       22,741.97   No     No
  21708         2,731,842.74              115        10/10/09                                 10       21,509.43   No     No
  22102         1,904,942.11              112          7/1/24             7/1/09               1       15,453.86   Yes    No
  22103        46,224,610.85              112          7/1/24             7/1/09               1      374,997.71   Yes    No
22103-A
22103-B
22103-C
22103-D
22103-E
22103-F
22103-G
22103-H
22103-I
22103-J
22103-K
22103-L
22103-M
22103-N
22103-O
22103-P
22103-Q
22103-R
  22283         6,338,165.55              117        12/10/09                                 10       49,296.24   No     No
  22709        11,179,929.40              117        12/10/09                                 10       88,568.87   No     No
  22759         5,380,878.26              115        10/10/09                                 10       39,074.01   No     No
  22829         1,097,196.97              116        11/10/09                                 10        8,578.33   No     No
  23118         1,618,054.81              114         9/10/09                                 10       11,860.35   No     No
23118-A
23118-B
  23155         3,514,070.56              115        10/10/09                                 10       27,162.81   No     No
  23273         4,421,066.29              113         8/10/09                                 10       34,438.50   No     No
  23311         2,008,722.69              116        11/10/09                                 10       15,488.41   No     No
  23439        17,050,000.00              116        11/10/09                                 10      124,015.92   No     No
  23523           946,421.03              116        11/10/09                                 10        7,998.00   No     No
  23625        10,260,576.78              117        12/10/09                                 10       79,286.96   No     No
23625-A
23625-B
  23628         1,496,289.66              116        11/10/09                                 10       11,871.54   No     No
  23666        11,955,484.32              116        11/10/09                                 10      101,863.36   No     No
23666-A
23666-B
  23725         8,285,126.25              117        12/10/09                                 10       65,635.86   No     No
  23875         6,441,371.82              113         8/10/09                                 10       49,346.36   No     No
  24057         2,142,225.02              115        10/10/09                                 10       15,389.69   No     No
  24108         1,675,797.82              116        11/10/09                                 10       13,223.01   No     No
  24140         2,489,407.57              114         9/10/09                                 10       18,326.17   No     No
  24200         1,147,914.76              117        12/10/09                                 10        9,044.08   No     No
  24307         8,432,397.35              117        12/10/29           12/10/09              10       62,155.97   Yes    No
24307-A
24307-B
  24573         9,266,742.32              114         9/10/09                                 10       73,997.72   No     No
  24681         1,477,524.08              129        12/10/10                                 10       12,081.77   No     No
  24788         2,217,119.52              130         1/10/11                                 10       17,957.55   No     No
24788-A
24788-B
                 177,880,604



                                                                  Broker       Additional
Loan                                                              Strip        Servicing         Servicing
Number               Defeasance                                   Loan         Fee Loan          Fee
  19810              Lock/47_Defeasance/71_0%/2                                                  0.1276
  20220              Lock/30_Defeasance/86_0%/4                                                  0.1276
  21708              Lock/29_Defeasance/89_0%/2                                                  0.1276
  22102              Lock/35_Defeasance/81_0%/4                                                  0.1276
  22103              Lock/35_Defeasance/81_0%/4                                                  0.1276
22103-A
22103-B
22103-C
22103-D
22103-E
22103-F
22103-G
22103-H
22103-I
22103-J
22103-K
22103-L
22103-M
22103-N
22103-O
22103-P
22103-Q
22103-R
  22283              Lock/27_Defeasance/91_0%/2                                                  0.1276
  22709              Lock/27_Defeasance/91_0%/2                                                  0.1276
  22759              Lock/29_Defeasance/90_0%/1                                                  0.1276
  22829              Lock/28_Defeasance/91_0%/1                                                  0.1276
  23118              Lock/30_Defeasance/88_0%/2                                                  0.1276
23118-A
23118-B
  23155              Lock/29_Defeasance/88_0%/3                                                  0.1276
  23273              Lock/31_Defeasance/88_0%/1                                                  0.1276
  23311              Lock/28_Defeasance/90_0%/2                                                  0.1276
  23439              Lock/28_Defeasance/89_0%/3                                                  0.0426
  23523              Lock/28_Defeasance/91_0%/1                                                  0.1276
  23625              Lock/27_Defeasance/92_0%/1                                                  0.0826
23625-A
23625-B
  23628              Lock/28_Defeasance/90_0%/2                                                  0.1276
  23666              Lock/28_Defeasance/90_0%/2                                                  0.1276
23666-A
23666-B
  23725              Lock/27_Defeasance/91_0%/2                                                  0.1276
  23875              Lock/31_Defeasance/87_0%/2                                                  0.1276
  24057              Lock/29_Defeasance/89_0%/2                                                  0.1276
  24108              Lock/28_Defeasance/90_0%/2                                                  0.1276
  24140              Lock/30_Defeasance/87_0%/3                                                  0.1276
  24200              Lock/27_Defeasance/92_0%/1                                                  0.1276
  24307              Lock/27_Defeasance/91_0%/2                                                  0.0776
24307-A
24307-B
  24573              Lock/30_Defeasance/88_0%/2                                                  0.1276
  24681              Lock/27_Defeasance/103_0%/2                                                 0.1276
  24788              Lock/26_Defeasance/104_0%/2                                                 0.1276
24788-A
24788-B

                                    EXHIBIT B

                                THE MORTGAGE FILE

     The "Mortgage File" for any Mortgage Loan shall collectively consist of the following documents:

       (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of LaSalle Bank National
              Association, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-C1, without recourse";

       (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon or, if any such original Mortgage or assignment has not been returned from the applicable public recording office, a copy thereof certified by GMAC Commercial Mortgage Corporation ("GMACCM") to be a true and complete copy of the original thereof submitted or, in the case of assignments to GMACCM, to be submitted for recording;

       (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity);

       (iv) the original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

       (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

       (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

       (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

       (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

       (ix) the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property or, with respect to each Mortgage Loan as to which a title insurance policy has not yet been issued, a lender's title insurance commitment with a letter from the issuer of the policy stating (or a lender's title insurance policy commitment marked to show changes) that all conditions to the issuance of the policy have been satisfied;

       (x) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan together with (A) if applicable, the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee, if any, and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

       (xi) (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Trustee and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

       (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

       (xiii) the related Ground Lease or a copy thereof, if any;

       (xiv) if the Mortgage Loan is a Credit Lease Loan, an original of the credit lease enhancement insurance policy, if any, obtained with respect to such Mortgage Loan and an original of the residual value insurance policy, if any, obtained with respect to such Mortgage Loan; and

       (xv) any additional documents required to be added to the Mortgage File pursuant to this Agreement;

provided that, with respect to the Mortgage Loans subject to the Participation Interest, the Mortgage File shall consist solely of an original executed counterpart of the Participation Agreement which provides, inter alia, that the related Mortgage File shall be held by the custodian thereunder for the benefit of the holders of the participation interests created thereunder, and provided, further that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (v), (vii) and (x)(B), may be in the form of one or more instruments in recordable form in any applicable filing offices.

                                   EXHIBIT C-1

                 FORM OF CERTIFICATE OF AN OFFICER OF THE SELLER

  Certificate of Officer of German American Capital Corporation (the "Seller")

     I, _________________________________,  a __________________________________
of the Seller, hereby certify as follows:

     The Seller is a corporation duly organized and validly existing under the laws of the State of Maryland.

     Attached   hereto  as  Exhibit  I  are  true  and  correct  copies  of  the organizational documents of the Seller which organizational documents are on the date hereof, and have been at all times, in full force and effect.

     To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

     Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Seller and his genuine signature is set forth opposite his name:

           Name                      Office                       Signature
           ----                      ------                       ---------




     Each person listed above who signed, either manually or by facsimile signature, the Supplemental Agreement, dated March 8, 2000 (the "Supplemental Agreement") between GMAC Commercial Mortgage Corporation and the Seller, and/or the Mortgage Loan Purchase Agreement, dated March 8, 2000 (the "Mortgage Loan Purchase Agreement"), between the Seller and GMAC Commercial Mortgage
Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

     Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.



                                     C-1-1

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of March __, 2000.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

     I, [name], [title], hereby certify that ________________________ is a duly elected or appointed, as the case may be, qualified and acting ___________________________ of the Seller and that the signature appearing above is his or her genuine signature.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of March __, 2000.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:



                                      C-1-2

                                   EXHIBIT C-2

                        FORM OF CERTIFICATE OF THE SELLER

               Certificate of German American Capital Corporation

     In connection with the execution and delivery by German American Capital Corporation (the "Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of March 8, 2000 (the "Mortgage Loan Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Seller, the Seller hereby certifies that (i) the representations and warranties of the Seller in the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part set forth in the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this _____th day of March, 2000.

                                            GERMAN AMERICAN CAPITAL CORPORATION


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                      C-2-1

                                   EXHIBIT C-3

                    FORM OF OPINION OF COUNSEL TO THE SELLER


March 16, 2000

GMAC Commercial Mortgage Corporation

GMAC Commercial Mortgage Securities, Inc.

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

Fitch IBCA Inc.

Moody's Investors Service, Inc.

LaSalle Bank National Association

     Re:  GMAC Commercial Mortgage Securities, Inc.,
          Mortgage Pass-Through Certificates, Series 2000-C1

Ladies and Gentlemen:

     I am Counsel to German American Capital Corporation (the "Seller"). In that capacity, I am familiar with the issuance of certain Mortgage Pass-Through Certificates, Series 2000-C1 (the "Certificates"), evidencing undivided interests in a trust fund (the "Trust Fund") consisting primarily of certain mortgage loans (the "Mortgage Loans"), pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2000 (the "Pooling and Servicing Agreement"), among GMAC Commercial Mortgage Securities, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation ("GMACCM") as master servicer and special servicer and LaSalle Bank National Association, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent").

     Certain of the Mortgage Loans were purchased by the Depositor from the Seller, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of March 8, 2000 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Depositor. In connection with the transactions described above, the Seller and GMACCM have entered into a Supplemental Agreement, dated as of March 8, 2000 (the "Supplemental Agreement"), in order to facilitate such transactions and in contemplation of the assignment by the Seller to the Depositor of all of its right, title and interest in and to the Supplemental Agreement. The Mortgage Loan Purchase Agreement and the Supplemental Agreement are referred to herein as the "Agreements."


                                      C-3-1

Capitalized terms not defined herein have the meanings set forth in the Agreement. This opinion is rendered pursuant to Section 8(e) of the Agreement.

     In connection with rendering this opinion letter, I have examined or have caused persons under my supervision to examine the Agreements and such other records and other documents as I have deemed necessary. I have further assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. As to matters of fact, I have examined and relied upon representations of parties contained in the Agreements and, where I have deemed appropriate, representations and certifications of officers of GMACCM, the Depositor, the Seller, the Trustee, other transaction participants or public officials. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures other than officers of the Seller and the conformity to the originals of all documents submitted to me as copies. I have assumed that all parties, except for the Seller, had the corporate power and authority to enter into and perform all obligations thereunder. As to such parties, I also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. I have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreements.

     In rendering this opinion letter, I do not express any opinion concerning any law other than the law of the State of New York and the federal law of the United States, and I do not express any opinion concerning the application of the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. To the extent that any of the matters upon which I am opining herein are governed by laws ("Other Laws") other than the laws identified in the preceding sentence, I have assumed with your permission and without independent verification or investigation as to the reasonableness of such assumption, that such Other Laws and judicial interpretation thereof do not vary in any respect material to this opinion from the corresponding laws of the State of New York and judicial interpretations thereof. I do not express any opinion on any issue not expressly addressed below.

     Based upon the foregoing, I am of the opinion that:

     1. The Seller is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland and has the requisite corporate power and authority to enter into and perform its obligations under the Agreements.

     2. The Agreements have been duly and validly authorized, executed and delivered by the Seller and, upon due authorization, execution and delivery by the other parties thereto, will constitute the valid, legal and binding agreements of the Seller enforceable against the Seller in accordance with their terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the


                                      C-3-2

          Agreements which purport or are construed to provide indemnification with respect to securities law violations.

     3. No consent, approval, authorization or order of a State of New York or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of the Agreements, except for those consents, approvals, authorizations or orders which previously have been obtained.

     4. Neither the consummation of any of the transactions contemplated by, nor the fulfillment by the Seller of any other of the terms of, the Agreements, will result in a material breach of any term or provision of the charter or bylaws of the Seller or any State of New York or federal statute or regulation or conflict with or result in a material breach or violation of any order or regulation of any State of New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller.

     This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon without my prior written consent. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document without my prior written consent.

                                             Very truly yours,




                                      C-3-3

                                    EXHIBIT D
                         MORTGAGE LOANS THAT WILL REMAIN
                           SUBJECT TO HEDGE AGREEMENTS




                                       D-1

                         24161  -  Gaylans  -  Plainfield
                         24575  -  Gaylans  -  Leawood
                         24999  -  DLJ/Hartex
                         25195  -  Otay Lakes